Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12. Commitments and Contingencies

LEASES

The Company leases certain facilities and equipment under operating lease arrangements. Aggregate minimum rental commitments at December 31, 2011, for all noncancelable operating leases with an initial lease term greater than one year for the years ending December 31 are as follows: 2012, $7.7 million; 2013, $5.6 million; 2014, $4.1 million; 2015, $3.3 million; 2016, $1.8 million; and $15.8 million thereafter.

Rent expense totaled $11.7 million, $10.4 million and $10.7 million during the years ended December 31, 2011, 2010 and 2009, respectively.

COMMERCIAL LITIGATION

Cherry Blossom Litigation

Cherry Blossom LLC, a Traverse City, Michigan contractor that had produced cherry products for the Company, ceased operations in May 2009. At the time, Cherry Blossom had physical possession of brined cherries belonging to the Company with a book value of approximately $0.5 million. Despite the Company's demands, Cherry Blossom refused to permit the Company to take possession of the cherries for processing elsewhere.

In June 2009, the Company sued Cherry Blossom in the Circuit Court of Grand Traverse County, Michigan, seeking an order for return of the cherries. Cherry Blossom's asset based lender, Crossroads Financial (which claimed to be owed $1.4 million) (“Crossroads”), intervened and claimed a senior lien on the cherries. The Circuit Court denied the Company's request for immediate possession and permitted Cherry Blossom to retain and process the cherries. The Circuit Court later held that Crossroads held a senior lien on the cherries and was entitled to receive the proceeds from the sale of the cherries. The Circuit Court also denied the Company's cross claims against Crossroads to recoup certain overpayments that the Company made to Cherry Blossom/Crossroads and to recoup payments made by the Company to the United States Department of Labor on Cherry Blossom's/Crossroads' behalf. The Company has appealed these adverse decisions of the Circuit Court.

Crossroads asserted a claim against the Company for money damages in an undetermined amount. Crossroads claimed that it has a lien on all of Cherry Blossom's accounts receivable from the Company and that the Company had performed a number of offsets against its accounts payable to Cherry Blossom in derogation of Crossroads' rights as lienholder. The Circuit Court denied Crossroads' claims for money damages against the Company. Crossroads has appealed this decision of the Circuit Court.

The Company and Crossroads have completed briefing on their respective appeals. The appellate court will now decide whether, and if so when, to grant oral argument. The appellate court is likely to make a decision regarding oral argument in early 2012.

Cherry Blossom counterclaimed against the Company, alleging that Cherry Blossom had purchased exclusive rights to certain proprietary cherry processing formulas used in the Company's cherry product. Cherry Blossom sought a preliminary injunction against the Company's delivery of copies of the formulas to any third party. The Court denied Cherry Blossom's motion regarding the formulas and eventually dismissed Cherry Blossom's claims. The Company also initiated a suit against Cherry Blossom in the United States District Court for the Western District of Michigan seeking a declaratory judgment that the Company has the right to use the cherry processing formulas. Because Cherry Blossom subsequently filed a petition in bankruptcy, the Federal District Court closed the matter. This closing was for administrative purposes only and did not constitute a decision on the merits.

Christopher Hubbell, a principal of Cherry Blossom, has personally filed a petition for bankruptcy. The Company has opposed the bankruptcy petition to the extent Mr. Hubbell seeks a discharge of the Company's alleged damages arising from his own fraudulent acts connected to Cherry Blossom's granting of an allegedly superior interest in the Company's cherries to Crossroads Financial.

Hubbell has moved the bankruptcy court to dismiss the Company's adverse claims against him. Hubbell argued that the bankruptcy court should dismiss the Company's adverse claims because the Company has not had to pay Crossroads money as a result of Crossroads' claims against the Company. At a hearing on January 20th, 2012 the bankruptcy court denied Hubbell's motion to dismiss and scheduled a trial for the third week of August, 2012.

S.A.M. (Amaral) v. Sensient Technologies Corp., et al.

On August 5, 2010, the owners and operators of a 135-acre vineyard near the dehydration facility formerly operated by Sensient Dehydrated Flavors, LLC (“SDF”) in Greenfield, California, filed a lawsuit in California state court in Monterey, California. The lawsuit names as defendants both Sensient Technologies Corporation (“Sensient”) and SDF. A response to the complaint was filed on October 1, 2010. The suit sets out claims for nuisance per se, trespass and negligence per se and alleges almost a million dollars in losses plus punitive damages, all based on the fact that, between the summer of 2007 and early October 2009, SDF was processing onions that allegedly caused an “onion taint” in the grapes and wine produced from the plaintiffs' vineyard. While SDF had an air permit covering its operations, its Monterey County use permit specifically named only chili peppers, celery and parsley, but not onions, as commodities that could be dehydrated at the Greenfield facility. SDF's effort to modify the Greenfield facility's use permit to specifically include the processing of onions was blocked by local vineyard owners. SDF has since closed and then sold its Greenfield facility and consolidated its onion dehydration operations at its fully-permitted and more efficient facility at Livingston, California.

This lawsuit follows an earlier lawsuit (J. Lohr Vineyards and Wines v. Sensient Technologies) (the “Lohr lawsuit”) brought by a larger, adjacent landowner. The Lohr lawsuit was settled in December 2009, with an agreement that included SDF's abandonment of onion processing at its Greenfield facility but did not require the payment of any settlement amount to Lohr despite Lohr's substantial damage claims. The S.A.M. plaintiffs have essentially copied, and seek to rely upon, the factual allegations and expert analyses developed in the Lohr lawsuit before a settlement was reached. The S.A.M. plaintiffs will not, however, be receiving any assistance from Lohr. Sensient and SDF believe the S.A.M. plaintiffs' claims are without merit and intend to pursue a vigorous defense.

While trial of the matter was originally set for October 31, 2011, the trial date was vacated because the S.A.M. plaintiffs' counsel obtained new employment and could no longer represent the plaintiffs. The S.A.M plaintiffs, after some delay and a threat of sanctions from the court, have obtained new counsel. A case management conference was held on February 17, 2012. The court set the case for jury trial to commence on April 23, 2012. The court also directed the parties to attend a settlement conference on March 9, although it is anticipated that this conference may be delayed until discovery is conducted.

Daito Kasei Kogyo Co. Ltd. v. Sensient Cosmetic Technologies SAS

In 1992 Sensient Cosmetic Technologies SAS (“SCT”) and Daito Kasei Kogyo Co., Ltd. (“Daito”) entered into a distribution agreement pursuant to which SCT became the exclusive distributor in Europe of coloring agents and ingredients manufactured in Japan by Daito and, in turn, Daito became the exclusive distributor in Japan of certain products produced in France by SCT. By 2008, the sale of Daito products represented €4 million of SCT's sales. In contrast, Daito's sales of SCT's products in Japan amounted to only €0.4 million in 2008. The agreement was entered into for an initial period to end on December 31, 1993, and was tacitly renewed for two-year periods through December 31, 2009, subject to a requirement of six months' notice for termination.

On July 7, 2009, Daito notified SCT of its decision to terminate SCT's distributorship in Europe, with effect as of February 10, 2010. SCT informed Daito that the notice of termination was insufficient in light of the lengthy commercial relationship between the parties. Daito eventually ostensibly agreed to extend the notice period but the commercial relationship did not function as it had in the past. On August 10, 2010, SCT filed a complaint before the Paris Commercial Court alleging that Daito wrongfully terminated its long-standing established commercial relationship with SCT, that SCT should have been given a notice period of thirty-six months in light of the twenty-year relationship between the parties and that Daito should pay damages to SCT of over €3.8 million.

On January 26, 2011, Daito filed a response in a hearing of the Court in which it denied any liability for SCT's claims and asserted counter-claims of €1.5 million for unlawful termination of Daito's distributorship in Japan, unlawful termination of an alleged “agency contract” in Japan and SCT's cancellation of certain Daito orders in October 2010.

At a hearing on May 4, 2011, Daito's counsel indicated that she would no longer represent Daito in this case due to a conflict of interest. On September 14, 2011, new counsel appeared for Daito at a hearing and filed slightly amended pleadings contending that SCT had not suffered any loss as a result of the termination. SCT responded to the amended pleadings confirming the extent of its losses at a hearing on November 9, 2011. At a hearing on February 1, 2012, SCT re-asserted its claims against Daito and again requested dismissal of Daito's counter claims. No trial date has been set.

The Company is involved in various other claims and litigation arising in the normal course of business. In the judgment of management, which relies in part on information from Company counsel, the ultimate resolution of these actions will not materially affect the consolidated financial statements of the Company except as described above.